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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 22, 2007

                           Health Fitness Corporation
             (Exact name of Registrant as Specified in its Charter)

                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


         0-25064                                 41-1580506
(Commission File Number)                       (IRS Employer
                                            Identification No.)

                      3600 American Boulevard W., Suite 560
                          Minneapolis, Minnesota 55431
              (Address of Principal Executive Offices and Zip Code)

                                 (952) 831-6830
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02       DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(a) On February 22, 2007, James Bernards advised the Board of Directors of Health Fitness Corporation (the "Company") that he would not stand for re-election as a director at the Company's next annual meeting of shareholders, scheduled to be held on May 21, 2007. Mr. Bernards will continue to serve as a director and as a member of the Audit Committee and Finance Committee until such time as the next annual meeting is held. Mr. Bernards has decided not to stand for re-election for personal reasons and there were no disagreements on any matter relating to the Company's strategies, operations, policies or practices in connection with this decision. Mr. Bernards has served on the Company's Board of Directors since March 1999.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 28, 2007


                                         HEALTH FITNESS CORPORATION



                                         By  /s/ Wesley W. Winnekins
                                             ----------------------------------
                                                    Wesley W. Winnekins
                                                  Chief Financial Officer